UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2021

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33100	43-2109021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Owens Corning Parkway Toledo, Ohio	43659
(Address of Principal Executive Offices)	(Zip Code)

(419) 248-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matter to a Vote of Security Holders.

On April 15, 2021, Owens Corning (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). The record date for shareholders entitled to notice of, and to vote at, the Annual Meeting was February 16, 2021. At the close of business on that date, the Company had 104,926,383 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting. At the Annual Meeting, three proposals were submitted to the Company’s shareholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 11, 2021. The final voting results were as follows:

Proposal 1

The Company’s shareholders elected the following directors to serve for a term expiring at the 2022 Annual Meeting of Shareholders. The voting results are set forth below:

DIRECTORS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Brian D. Chambers	85,799,371	7,383,022	359,203	2,985,808
Eduardo E. Cordeiro	92,896,160	596,581	48,855	2,985,808
Adrienne D. Elsner	93,427,913	69,177	44,506	2,985,808
Alfred E. Festa	93,235,228	256,260	50,108	2,985,808
Edward F. Lonergan	92,392,963	1,104,965	43,668	2,985,808
Maryann T. Mannen	93,423,139	84,150	34,307	2,985,808
Paul E. Martin	93,245,819	242,965	52,812	2,985,808
W. Howard Morris	92,139,122	1,352,528	49,946	2,985,808
Suzanne P. Nimocks	92,151,949	1,353,313	36,334	2,985,808
John D. Williams	92,595,292	912,818	33,486	2,985,808

Proposal 2

The Company’s shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2021. The voting results are set forth below:

VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON-VOTES
95,254,774	1,233,141	39,489	—

Proposal 3

The Company’s shareholders approved, on an advisory basis, named executive officer compensation. The voting results are set forth below:

VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON-VOTES
84,042,320	9,200,359	298,917	2,985,808

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS CORNING

April 21, 2021	By:	/s/ Kenneth S. Parks
Kenneth S. Parks Executive Vice President and Chief Executive Officer